Derivative financial instrument liabilities (Tables)	6 Months Ended
Feb. 28, 2025
Derivative Financial Instrument Liabilities
Schedule of derivative financial instrument liabilities

	February 28, 2025	August 31, 2024
Derivative warrant liabilities	$615	$2,273
Total derivative financial instrument liabilities	$615	$2,273

Schedule of derivative warrant liabilities

Amount
As at August 31, 2024	$2,273
Change in fair value	(1,658)
As at February 28, 2025	$615

Schedule of assumptions fair value of derivative warrant liabilities

	February 28, 2025	August 31, 2024
Share price	$0.29	$0.39
Risk-free interest rate	3.96% - 4.05%	3.82% - 4.13%
Dividend yield	0%	0%
Expected volatility	42%	47% - 49%
Remaining term (in years)	1.0 – 1.9	1.5 – 2.4

Schedule of net loss and net assets

	February 28, 2025
10% change in expected volatilities	Increase	Decrease
(Loss) income	$(315)	$269